           THIRD MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT


     THIS THIRD MODIFICATION, dated and effective as of June 9, 1998, is made and entered into by and between TRAMMELL CROW BTS, INC., a Delaware corporation having a notice address of 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201 ("Developer"), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a notice address of 10 West Market Street, 9th Floor, Indianapolis, Indiana 46204 ("Bank").

                                      RECITALS:

     A. Developer and Bank entered into that certain Master Construction Loan Agreement, dated August 4, 1997, as modified by that certain First Modification of Master Construction Loan Agreement between Developer and Bank, dated September 15, 1997, and as modified by that certain Second Modification of Master Construction Loan Agreement between Developer and Bank, dated May 12, 1998 (collectively, the "Loan Agreement").

     B. The parties hereto desire to further modify the Loan Agreement in accordance with the terms and conditions set forth herein.

                                      AGREEMENT

     NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

     1. PARAGRAPH 1.01 OF THE LOAN AGREEMENT. Paragraph 1.01 of the Loan Agreement is hereby modified by substituting the following in lieu of the existing like defined terms:

          "Loan" shall mean the aggregate amount of the Project Loans approved by Bank pursuant to this Agreement, which amount shall in no event exceed the principal sum of Twenty Million Dollars ($20,000,000) outstanding at any time.

          "Project Loan Documents" shall mean this Agreement, the Project Agreement, the Project Note, the Mortgage, the Assignment of Rents, the Contract Assignment, the Collateral Assignment of Purchase Agreement (if executed in connection therewith), the Collateral Pledge Agreement (if executed in connection therewith), the Developer Guaranty, the Affiliate Guarantor Transaction Guaranty executed in connection therewith, the Affiliate Guarantor Completion Guaranty executed in connection therewith, the Mortgagor's Affidavit, the Environmental Indemnity and any and all other documents executed and/or delivered in connection with a Project Loan.

          "Project Loan Commitment Expiration Date" shall mean May 31, 1999.

     2. EXHIBIT L. The Loan Agreement is hereby modified by substituting EXHIBIT L attached to this Modification for EXHIBIT L attached to the Loan Agreement.

     3. SECTION 2.01 OF THE LOAN AGREEMENT. Section 2.01 of the Loan Agreement is hereby modified in its entirety to read as follows:

          2.01. PROJECT LOAN. Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, the Bank agrees to make Project Loans to the Borrower(s) from time to time in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000) outstanding at any time. In no event shall the Bank be obligated to make a Project Loan in respect of a Project for which there is not then in effect a Project Purchase Agreement, if by making such Project Loan, the aggregate amount of Project Loans (including the Project Loan at issue) in respect of Projects for which there are not then in effect Project Purchase Agreements would be greater than Fifteen Million Dollars ($15,000,000). For purposes of calculating the aggregate amount of Project Loans in the preceding sentence, the maximum principal amounts available thereunder shall be used, and not the then outstanding principal balances thereof. In no event shall the Bank be obligated to make any Project Loan on or after the Project Loan Commitment Expiration Date. Notwithstanding the foregoing, subject to the terms and conditions hereof, the Bank shall fund after the Project Loan Commitment Expiration Date any Project Loan for which the Closing has occurred prior to the Project Loan Commitment Expiration Date.

     4. SUBPARAGRAPHS 4.01(e)(v) AND 4.01(e)(vi) OF THE LOAN AGREEMENT. Subparagraphs 4.01(e)(v) and (e)(vi) of the Loan Agreement are hereby modified in their entirety to read as follows:

               v. If such Borrower has then entered into a Project Purchase Agreement for the Project in respect of which such Project Loan is being made, a Collateral Pledge Agreement pursuant to which such Borrower shall have collaterally assigned to the Bank all of the right, title and interest of such Borrower in and to the Deposit made under such Project Purchase Agreement;

               vi. If such Borrower has then entered into a Project Purchase Agreement for the Project in respect of which such Project Loan is being made, a Collateral Assignment of Purchase Agreement pursuant to which such Borrower shall have collaterally assigned to the Bank all the right, title and interest of such Borrower in, to and under such Purchase Agreement;

     5.   SECTION 4.01 (y) OF THE LOAN AGREEMENT.   Section 4.01 (y) of the Loan
Agreement is hereby modified in its entirety to read as follows:

          y. PROJECT PURCHASE AGREEMENT. If such Borrower has then entered into a Project Purchase Agreement for the Project in respect of which such Project loan is being made, such Borrower shall have furnished to the Bank an executed copy of such Purchase Agreement together with evidence that the Deposit required thereunder has been made.

     6. SECTION 6.14 OF THE LOAN AGREEMENT. The Loan Agreement is hereby modified to add the following Section 6.14.

          6.14 PROJECT PURCHASE AGREEMENT. If after the Closing of such Project Loan, such Borrower enters into a Project Purchase Agreement for the Project in respect of which such Project Loan is being made, such Borrower shall provide to the Bank:

               a. A copy of such Project Purchase Agreement, together with evidence that the Deposit required thereunder has been made;

               b. An executed Collateral Assignment of Purchase Agreement pursuant to which such Borrower shall have collaterally assigned to the Bank all the right, title and interest of such Borrower in, to and under such Project Purchase Agreement; and

               c. An executed Collateral Pledge Agreement pursuant to which such Borrower shall have collaterally assigned to the Bank all of the right, title and interest of such Borrower in and to the Deposit made under such Project Purchase Agreement.

     7. SECTION 7.06 OF THE LOAN AGREEMENT. Section 7.06 of the Loan Agreement is hereby modified in its entirety to read as follows:

          7.06 LEASE/PROJECT PURCHASE AGREEMENT. Such Borrower will not modify, amend, alter, terminate or cancel the Lease for the Project in respect of which such Project Loan is being made, or assign, transfer, pledge or encumber any of its right, title or interest thereunder, without the Bank's prior written consent. If such Borrower enters into a Project Purchase Agreement for such Project, such Borrower will not modify, amend, alter, terminate or cancel such Project Purchase Agreement, or assign, transfer, pledge or encumber any of its right, title or interest thereunder, without the Bank's prior written consent.

     8. SECTION 8.04 OF THE LOAN AGREEMENT. The Loan Agreement is hereby modified to add the following Section 8.04:

          8.04. SPECIAL REMEDY/AFFILIATE GUARANTOR TRANSACTION GUARANTY. If Trammell Crow has executed an Affiliate Guarantor Transaction Guaranty in connection with a Project Loan, and Trammell Crow breaches or is in default under any financial covenant set forth in Section 18 of such Affiliate Guarantor Transaction Guaranty, then within sixty (60) days after the date of the occurrence of such breach or default, unless such Project Loan is an Exempt Project Loan (as hereinafter defined):

               a. the amount of such Project Loan available for borrowing shall be permanently reduced by an amount equal to (a) Ten Percent (10%), MULTIPLIED by (b) the prospective value upon completion and prospective value upon stabilization by the income capitalization approach of the Project in respect of which such Project Loan is being made, as determined pursuant to the Appraisal furnished to the Bank on such Project pursuant to Section 4.01(a) of this Loan Agreement, and upon such reduction, the Borrower under such Project Loan shall comply with the terms of Section 5.01(d) of this Loan Agreement; or

               b. the Borrower under such Project Loan shall enter into a Project Purchase Agreement for the Project in respect of which such Project Loan is being made, which Project Purchase Agreement shall be reasonably satisfactory to Bank, and satisfy the requirements of
          Section 6.14 of this Loan Agreement.

     For the purposes hereof, an "Exempt Project Loan" is a Project Loan which is designated by Developer as an Exempt Project Loan. There may be no more than two (2) Exempt Project Loans at any time. Developer shall not be entitled to designate a Project Loan as an Exempt Project Loan if an Event of Default is then continuing under such Project Loan.

     9. EXPENSES. Borrower shall pay all costs incidental to this Modification, including but not limited to title insurance, survey charges, reasonable attorneys' fees, appraisals, insurance, inspecting engineers' and/or architect's fees, environmental fees, and all other incidental expenses of Bank.

     10. REPRESENTATIONS AND WARRANTIES. Developer hereby represents and warrants to Bank that there does not presently exist any default under the Loan Agreement or any event which with the notice or lapse of time or both would constitute a default under the Loan Agreement and that each of the representations and warranties set forth in the Loan Agreement remain true and correct as of the date hereof, except to the extent said representations and warranties specifically apply to those items explicitly modified by or otherwise disclosed in this Modification, and each of said representations and warranties is hereby incorporated herein by reference and modified as necessary to apply to and cover the undertakings of Developer evidenced by this Modification.

     11. CONTINUING EFFECT. All other terms, conditions, provisions, representations and warranties set forth in the Loan Agreement not specifically relating to those items explicitly modified by or otherwise disclosed in this Modification shall remain unchanged and shall continue in full force and effect. This Modification shall, wherever possible, be construed in a manner consistent with the Loan Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Modification and the terms of the Loan Agreement, the terms of this Modification shall control.

     12. WAIVER. No provision hereof shall constitute a waiver of any of the terms or conditions of the Loan Agreement, other than those terms or conditions explicitly modified or otherwise affected hereby.

     IN WITNESS WHEREOF, Developer and Bank have caused this Third Modification of Master Construction Loan Agreement to be duly executed as of the date and year first above written.

                                   "DEVELOPER"

                              TRAMMELL CROW BTS, INC.,
                              a Delaware corporation


                              By: /s/ Richard H. Coe
                                 -------------------------------------

                              Printed: Richard H. Coe
                                      --------------------------------

                              Title: Vice President
                                    ----------------------------------

                                   "BANK"

                              KEYBANK NATIONAL ASSOCIATION


                              By: /s/ Theodore J. Lewis
                                 -------------------------------------

                              Printed: Theodore J. Lewis
                                      --------------------------------

                              Title: Vice President
                                    ----------------------------------

                                 CONSENT OF BORROWER

     The undersigned, being a Borrower under the Project Loan (as each such term is defined in the Master Construction Loan Agreement (as defined in the foregoing Third Modification of Master Construction Loan Agreement)) from Bank to undersigned hereby consents and agrees to the modifications to the Master Construction Loan Agreement set forth in the foregoing Third Modification of Master Construction Loan Agreement and agrees to be bound thereby.

     Executed effective as of the 9th day of June, 1998.

                              TCC-BTS SAVANNAH L.L.C., a Delaware
                              limited liability company

                              By:  Trammell Crow, BTS, Inc., a Delaware
                                   corporation, Its Managing Member

                                   By: /s/ Richard H. Coe
                                      -----------------------------------

                                   Printed: Richard H. Coe
                                           ------------------------------

                                   Title: Vice President
                                         --------------------------------

                                 CONSENT OF BORROWER

     The undersigned, being a Borrower under the Project Loan (as each such term is defined in the Master Construction Loan Agreement (as defined in the foregoing Third Modification of Master Construction Loan Agreement)) from Bank to undersigned hereby consents and agrees to the modifications to the Master Construction Loan Agreement set forth in the foregoing Third Modification of Master Construction Loan Agreement and agrees to be bound thereby.

     Executed effective as of the 9th day of June, 1998.

                              TCC-BTS COEUR D'ALENE OM, INC., a Delaware corporation

                              By: /s/ Richard H. Coe
                                 --------------------------------
                              Printed: Richard H. Coe
                                      ---------------------------
                              Title: Vice President
                                    -----------------------------

                                 CONSENT OF BORROWER

     The undersigned, being a Borrower under the Project Loan (as each such term is defined in the Master Construction Loan Agreement (as defined in the foregoing Third Modification of Master Construction Loan Agreement)) from Bank to undersigned hereby consents and agrees to the modifications to the Master Construction Loan Agreement set forth in the foregoing Third Modification of Master Construction Loan Agreement and agrees to be bound thereby.

     Executed effective as of the 9th day of June, 1998.

                              TCC-BTS PONCE L.L.C., a Delaware limited liability company

                              By:  Trammell Crow, BTS, Inc., a Delaware
                                   corporation, Its Managing Member

                                   By: /s/ Richard H. Coe
                                      ------------------------------------

                                   Printed: Richard H. Coe
                                           -------------------------------

                                   Title: Vice President
                                         ---------------------------------

                              REAFFIRMATION OF GUARANTY

     The undersigned ("Guarantor"), as the guarantor of the Project Loan (as defined in the Master Construction Loan Agreement (as defined in the foregoing Third Modification of Master Construction Loan Agreement)) made prior to the date hereof to TCC-BTS Savannah L.L.C., hereby consents to the foregoing Third Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Third Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its (i) Transaction Guaranty, dated February 18, 1998 (the "Transaction Guaranty") and (ii) Guaranty of Completion of Improvements Pursuant to Loan Agreement, dated February 18, 1998 (the "Completion Guaranty") in respect of such Project Loan, which Transaction Guaranty and Completion Guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon its same terms consistent with such Third Modification of Master Construction Loan Agreement. Said Transaction Guaranty and Completion Guaranty shall continue in full force and effect until all obligations in respect of such Project Loan are fully paid and performed.

     Executed effective as of the 9th day of June, 1998.

                                   TRAMMELL CROW MW, INC.,
                                   A DELAWARE CORPORATION

                                   By: /s/ Richard H. Coe
                                       -------------------------------------

                                   Printed Name: Richard H. Coe
                                                ----------------------------

                                   Title: Vice President
                                         -----------------------------------

                              REAFFIRMATION OF GUARANTY

     The undersigned ("Guarantor"), as the guarantor of the Project Loans (as defined in the Master Construction Loan Agreement (as defined in the foregoing Third Modification of Master Construction Loan Agreement)) made as of the date hereof, hereby consents to the foregoing Third Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Third Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its contracts of guaranty in respect of such Project Loan, which contracts of guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon the same terms consistent with such Third Modification of Master Construction Loan Agreement. Said contracts of guaranty shall continue in full force and effect until all obligations in respect of such Project Loans are fully paid and performed.

     Executed effective as of the 9th day of June, 1998.

                                   TRAMMELL CROW BTS, INC.,
                                   A DELAWARE CORPORATION

                                   By: /s/ Richard H. Coe
                                      -------------------------------------

                                   Printed Name: Richard H. Coe
                                                ---------------------------

                                   Title: Vice President
                                         ----------------------------------

                      REAFFIRMATION AND MODIFICATION OF GUARANTY

     The undersigned ("Guarantor"), as the guarantor of the Project Loan (as defined in the Master Construction Loan Agreement (as defined in the foregoing Third Modification of Master Construction Loan Agreement)) made to TCC-BTS Ponce L.L.C., hereby consents to the foregoing Third Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Third Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its (i) Transaction Guaranty, dated June 1, 1998 (the "Transaction Guaranty") and (ii) Guaranty of Completion of Improvements Pursuant to Loan Agreement, dated June 1, 1998 (the "Completion Guaranty") in respect of such Project Loan, which Transaction Guaranty and Completion Guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon its same terms consistent with such Third Modification of Master Construction Loan Agreement. Said Transaction Guaranty and Completion Guaranty shall continue in full force and effect until all obligations in respect of such Project Loan are fully paid and performed.

     Guarantor hereby agrees that the Transaction Guaranty is hereby modified to add the following paragraph 18:

     18. Guarantor agrees that, while and so long as this Guaranty remains outstanding:

          a. Guarantor shall not permit Equity Value, as of the end of any Fiscal Quarter, to be less than Two Hundred Fifty Million Dollars ($250,000,000);

          b. Guarantor shall not permit the Total Leverage Ratio, as of the end of any Fiscal Quarter, to exceed 4.0 to 1.0;

          c. Guarantor shall not permit the Interest Coverage Ratio, as of the end of any Fiscal Quarter, to be less than 3.0 to 1.0.

          d. Guarantor shall not permit Liquid Assets, as of the end of any Fiscal Quarter, to be less than Fifteen Million Dollars ($15,000,000); and

          e. Guarantor shall not permit the ratio of Current Assets to Current Liabilities, as of the end of any Fiscal Quarter, to be less than 1.5 to 1.0.

     Guarantor shall provide to Bank within sixty (60) days after the end of each Fiscal Quarter of Guarantor a covenant compliance worksheet in a form approved by Bank for Bank's use in determining Guarantor's compliance with the above-referenced covenants. All defined terms used in this Paragraph 18, but not defined in this Guaranty, shall have the meanings assigned to such terms in that certain Credit Agreement, dated as of December 1, 1997, among Guarantor, the Lenders listed therein, NationsBank of Texas, N.A. and Bankers Trust Company as amended from time to time (collectively, the "Guarantor's $150,000,000 Credit Agreement"). All defined terms in Section 1.1 of the Guarantor's $150,000,000 Credit Agreement are incorporated herein by reference to the extent such terms are necessary for the interpretation of any defined terms used in this Paragraph 18.

     Executed effective as of the 9th day of June, 1998.

                                   TRAMMELL CROW COMPANY,
                                   A DELAWARE CORPORATION

                                   By: /s/ Richard H. Coe
                                      --------------------------------------

                                   Printed Name: Richard H. Coe
                                                ----------------------------

                                   Title: Executive Vice President
                                         -----------------------------------


                                   By: /s/ WM P. Leiser
                                      --------------------------------------

                                   Printed Name: WM P. Leiser
                                                ----------------------------

                                   Title: Executive Vice President/Treasurer
                                         -----------------------------------

                      REAFFIRMATION AND MODIFICATION OF GUARANTY

     The undersigned ("Guarantor"), as the guarantor of the Project Loan (as defined in the Master Construction Loan Agreement (as defined in the foregoing Third Modification of Master Construction Loan Agreement)) made to TCC-BTS Coeur D'Alene OM, Inc., hereby consents to the foregoing Third Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Third Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its (i) Transaction Guaranty, dated May 12, 1998 (the "Transaction Guaranty") and (ii) Guaranty of Completion of Improvements Pursuant to Loan Agreement, dated May 12, 1998 (the "Completion Guaranty") in respect of such Project Loan, which Transaction Guaranty and Completion Guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon its same terms consistent with such Third Modification of Master Construction Loan Agreement. Said Transaction Guaranty and Completion Guaranty shall continue in full force and effect until all obligations in respect of such Project Loan are fully paid and performed.

     Guarantor hereby agrees that the Transaction Guaranty is hereby modified to add the following paragraph 18:

     18. Guarantor agrees that, while and so long as this Guaranty remains outstanding:

          a. Guarantor shall not permit Equity Value, as of the end of any Fiscal Quarter, to be less than Two Hundred Fifty Million Dollars ($250,000,000);

          b. Guarantor shall not permit the Total Leverage Ratio, as of the end of any Fiscal Quarter, to exceed 4.0 to 1.0;

          c. Guarantor shall not permit the Interest Coverage Ratio, as of the end of any Fiscal Quarter, to be less than 3.0 to 1.0.

          d. Guarantor shall not permit Liquid Assets, as of the end of any Fiscal Quarter, to be less than Fifteen Million Dollars ($15,000,000); and

          e. Guarantor shall not permit the ratio of Current Assets to Current Liabilities, as of the end of any Fiscal Quarter, to be less than 1.5 to 1.0.

     Guarantor shall provide to Bank within sixty (60) days after the end of each Fiscal Quarter of Guarantor a covenant compliance worksheet in a form approved by Bank for Bank's use in determining Guarantor's compliance with the above-referenced covenants. All defined terms used in this Paragraph 18, but not defined in this Guaranty, shall have the meanings assigned to such terms in that certain Credit Agreement, dated as of December 1, 1997, among Guarantor, the Lenders listed therein, NationsBank of Texas, N.A. and Bankers Trust Company as amended from time to time (collectively, the "Guarantor's $150,000,000 Credit Agreement"). All defined terms in Section 1.1 of the Guarantor's $150,000,000 Credit Agreement are incorporated herein by reference to the extent such terms are necessary for the interpretation of any defined terms used in this Paragraph 18.

     Executed effective as of the 9th day of June, 1998.

                                   TRAMMELL CROW COMPANY,
                                   A DELAWARE CORPORATION

                                   By: /s/ Richard H. Coe
                                      --------------------------------------

                                   Printed Name: Richard H. Coe
                                                ----------------------------

                                   Title: Executive Vice President
                                         -----------------------------------


                                   By: /s/ WM P. Leiser
                                      --------------------------------------

                                   Printed Name: WM P. Leiser
                                                ----------------------------

                                   Title: Executive Vice President/Treasurer
                                         -----------------------------------